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                                                    Exhibit 10(b)

                      EMPLOYMENT AGREEMENT


     THIS AGREEMENT made this 22nd day of November, 1995, by and between Amoco Corporation, a corporation organized under the laws of Indiana, with its principal place of business at 200 East Randolph Drive, Chicago, Illinois (hereinafter, together with its successors and assigns, including any assignee of its rights and obligations under this Agreement, as described in Section 5.2 herein, referred to as the "Company") and Enrique J. Sosa of 132 East Delaware Place, Unit 5502, Chicago, Illinois 60611, (hereinafter referred to as "Executive"; the Company and Executive hereinafter referred to collectively as the "Parties").

Recitals:

     A. The Company is an integrated petroleum and chemical business operating throughout the world and is engaged in oil and gas exploration and production, petroleum products refining and marketing and the manufacture and marketing of specialty chemical products.

     B. The Company desires to secure the services of Executive as Executive Vice President--Chemicals Sector and Executive desires to perform such services for the Company, on the terms and conditions set forth herein.

     NOW THEREFORE, in exchange for the mutual covenants and commitments contained herein, the Parties hereto agree as follows:

Part One:  TERMS AND CONDITIONS OF EMPLOYMENT

1.1 Employment. The Company hereby employs and engages the services of the Executive in the position set forth in Section
1.3 of this Agreement for the Term of Employment defined in
Section 1.2(a) herein. Executive agrees to serve the Company in such position for the Term of Employment.

1.2  Definitions.

     (a) Term of Employment.  The Term of Employment is the five
(5) year period commencing on October 1, 1995, and ending at the close of business on September 30, 2000, unless sooner terminated pursuant to the terms of this Agreement.

     (b) Cause. "Cause" for termination of the Executive shall mean willful misconduct, gross negligence, gross dereliction of duty, gross incompetence in the performance of Executive's duties hereunder, or engaging in any conduct which constitutes a felony.

     (c) Good Reason. "Good Reason" means (i) the assignment to the Executive of any duties inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 1.3 of this Agreement, or any other action by the Employer which results in a significant diminution in such position, authority, duties or responsibilities, other than any assignment or action which is remedied by the Employer promptly after receipt of written notice thereof given by the Executive, (ii) any failure by the Employer to comply in any material respect with any of the provisions of Part Two of this Agreement other than any failure which is remedied by the Employer promptly after receipt of written notice thereof given by the Executive, or (iii) the failure of the Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of the Company, or of all or substantially all of the assets of Amoco Chemical Company ("ACC") if Amoco has previously assigned its rights under this Agreement to ACC, within fifteen
(15) days after a sale, consolidation, or similar transaction.

     (d)  Total Disability shall have the same meaning as Total
Disability in the Company's Long-Term Disability Plan.

     (e) Base Salary. "Base Salary" refers to the actual annualized bi-weekly base salary paid to Executive in any pay period during the Term of Employment.

     (f) Annual Bonus. "Annual Bonus" refers to the actual annual cash bonus paid to Executive under the terms and conditions of Section 2.2 herein.

     (g) Stock. "Stock" refers to the common stock of the Company.

     (h) Annual Performance Year. "Annual Performance Year" refers to the twelve (12) month period of employment upon which annual bonus payments are based, which shall consist of the twelve-month calendar year, unless such period is changed by the Company for all employees at Executive's level.

     (i)  Thirty (30) Year U. S. Treasury Rate.  "Thirty (30)
Year U. S. Treasury Rate" is the yield on the benchmark 30 year
Treasury bond as reported daily in the Wall Street Journal.

1.3 Position and Duties. During the Term of Employment, Executive shall be employed by the Company as Executive Vice President--Chemicals Sector, reporting initially to the Chairman and Chief Executive Officer (hereinafter the "Chairman"); however, the Parties agree and understand that Executive's exact title, reporting relationship and place in the Company's organizational structure may be changed pursuant to any plan of reorganization or restructuring approved from time to time by the Human Resources Committee (hereinafter "HRC") of the Company or its successor committee, the Compensation and Organization Committee (hereinafter "C&OC") of the Board of Directors (hereinafter the "Board"), or the Board, so long as Executive's position and duties remain substantially equivalent to the position and duties of Executive Vice President--Chemicals Sector or Executive consents to the assumption of the new position and duties.

     (a) Executive's authority and responsibilities and the type of work Executive is asked to perform shall be of the type usually and customarily performed by such an executive at the Company, and may include such duties and responsibilities not inconsistent therewith as are assigned from time to time by the Chairman or the President, as applicable. Executive agrees to use his best efforts to perform faithfully and efficiently such responsibilities.

     (b) Executive agrees to devote his full efforts and time during normal business hours to the business and affairs of the Company; however, it shall not be a violation of this Agreement for Executive to (i) serve on a reasonable number of corporate, civic or charitable boards or committees, subject to the usual and customary approval process by the Chairman of the Board or applicable Board Committee, (ii) deliver lectures or fulfill speaking engagements, and (iii) manage personal investments, so long as such activities do not interfere with the performance of Executive's responsibilities as an employee of the Company in accordance with this Agreement.

1.4 Relocation: Executive shall be reimbursed for all moving and relocation expenses in accordance with the terms and conditions of the Amoco Relocation Policy applicable to Experienced Hires. If Executive is required to relocate thereafter, his moving expenses shall be reimbursed in accordance with such policy of the Company as is in effect at the time.

1.5 Representations. The Executive represents that there is no agreement between him and any other person, firm or organization that would be in conflict with or violated by the performance of his duties and responsibilities under this Agreement.

1.6 Post-Agreement Employment Status. At the end of the Term of Employment, the employment of Executive shall be "at will" and subject to all of the terms and conditions of employment applicable to similarly-situated executives of the Company, except that the provisions of Section 2.5 herein shall remain applicable if Executive's employment with the Company continues following the Term of Employment.

Part Two:  COMPENSATION AND EMPLOYEE BENEFITS

2.1 Base Salary. During the Term of Employment, Executive shall receive a base salary of no less than $550,000 (the Minimum Guaranteed Annualized Base Salary ("MGA Base Salary"), to be payable on a bi-weekly basis, or such other basis as may be generally applicable from time to time to other executive employees of the Company. During the Term of Employment, Executive's Base Salary shall be reviewed and may be adjusted from time to time in accordance with the Company's salary review procedures applicable to other key executives of the Company, but in no event shall Executive's Base Salary be less than the MGA Base Salary during the Term of Employment.

2.2  Annual Bonus.

     (a) During the Term of Employment, Executive shall receive, in addition to Base Salary, an annual cash bonus in the amount specified below, to be payable (i) in accordance with the Company's cash bonus payment policies and procedures in effect from time to time under Section 7 of the 1991 Incentive Program of Amoco Corporation and Its Participating Subsidiaries (IP), or any other bonus plan maintained by the Company for key executives of the Company, as it may be duly amended from time to time, and
(ii) at the same time as such bonus is payable to other eligible executives.

     (b) Executive shall receive an Annual Bonus applicable to the 1995 Annual Performance Year equal to the greater of (i) Eighty-Two Thousand Five Hundred Dollars ($82,500),
(ii) one-fourth of the amount of any bonus payable to Executive under the IP attributable to the 1995 performance year, or (iii) one-fourth of the full 1995 bonus payment that his former employer, Dow Chemical Company (hereinafter "Dow"), would have paid to him had he remained with Dow for the full year. For purposes of calculating the amount under (iii), Executive agrees that he will provide the Company with a written record of the bonus actually paid to him by Dow attributable to three-quarters of the 1995 performance year and that the amount of (iii) shall be equal to one-third of such Dow bonus payment.

     (c) During each of the first three (3) full Annual Performance years of the Term of Employment, Executive shall be eligible to receive an Annual Bonus payment under Section 7 of the IP or any other plan maintained by the Company for key executives of the Company during the Term of Employment; however, Executive will receive a Minimum Guaranteed Annual Bonus payment (the "MGA Bonus") equal to sixty (60) per cent of Executive's year-end Base Salary for the applicable performance year. For purposes of this Subsection 2.2(c), it is agreed and understood that the Annual Bonus includes both of the components referred to as the Individual Variable Component (IVC) and the Variable Incentive Plan (VIP) Component of the bonuses provided for in
Section 7 of the IP.

     d) For the remainder of the Term of Employment, Executive shall be eligible to receive an Annual Bonus in accordance with the terms and conditions of Section 7 of the IP or any other bonus plan maintained by the Company for key executives of the Company.

2.3  Long-Term Incentive Compensation.

     (a) Participation in Plans. Executive shall be entitled to participate in any long-term incentive compensation plan of the Company applicable to key executives of the Company during the Term of Employment, including, but not limited to, Section 6 of the IP, as it may be duly amended from time to time, and any other employee stock option plans, plans based on Company or individual performance and the like, as the Company may adopt, during the Term of Employment.

     (b) Restricted Stock Grant. As soon as practicable after commencement of Executive's employment, the Company shall grant Executive Thirty-Five Thousand (35,000) restricted shares of Stock, such grant to be in the form and subject to the terms and conditions of the grant agreement attached to this Agreement as Exhibit A.

     (c) Initial Stock Option Grant. As soon as practicable after commencement of the Executive's employment, the Company shall grant the Executive a 10-year option to purchase Fifty thousand (50,000) shares of Stock, such grant to be subject to the terms and conditions of the grant agreement attached to this Agreement as Exhibit B.

     (d)  Periodic Stock Option Grants.

          (i) Executive shall be eligible for stock option grants in accordance with the terms and conditions of the IP, as it may be duly amended from time to time, and/or such other stock option or long-term incentive plans as may be in effect for key executives of the Company.

          (ii) During the first three (3) years of the Term of Employment, such grants shall be in an amount equal to the greater of (i) Fifty Thousand (50,000) shares of Stock (the "Guaranteed Minimum Stock Option Grant") or (ii) the number of shares which would otherwise be granted to Executive under the IP or other applicable stock option plan. Such grants shall be subject to the terms and conditions of the grant agreement attached to this Agreement as Exhibit B, and such grants shall be made at the same time as grants are made to other key executives of the Company; provided that, the Guaranteed Minimum Stock
Option Grant provisions will apply to no fewer and no more than three (3) grants during the Term of Employment, regardless of the time when such grants are made. In the event that the Company discontinues granting stock options or replaces its practice of granting periodic stock options in whole or in part with an alternative form of long-term incentive compensation, the Company agrees to provide Executive with a long-term incentive of equivalent value to the Guaranteed Minimum Stock Option Grant during the first three (3) years of the Term of Employment. For purposes of this Subsection 2.3(d), Equivalent Value shall be defined as compensation, the value of which equals or exceeds one-third of the market value of 50,000 shares of Stock at the close of business on March 31 (or the next preceding business day if March 31 is a weekend day or holiday) of the year following the applicable Annual Performance Year.

          (iii) At the end of the first three (3) years of the Term of Employment, Executive shall be eligible to receive stock option grants or other long-term incentive grants during the Term of Employment solely in accordance with the plans, policies and procedures then in effect for other key executives of the Company.

2.4  Employee Savings and Amoco Performance Share Plans.

Executive shall be entitled to participate during the Term of Employment in the Amoco Employee Savings Plan and/or applicable restoration plans ("Employee Savings Plan"), the Amoco Performance Share Plan ("APSP") and/or applicable restoration plans and all similar plans and programs applicable to other similarly-situated employees of the Company during the Term of Employment, in accordance with all terms and conditions of such plans.

2.5  Guaranteed Minimum Retirement Benefit.

     (a) Executive shall be eligible to receive a pension benefit (hereinafter referred to as the "Pension Benefit") to be determined in accordance with the terms of the Employee
Retirement Plan of Amoco Corporation and Its Participating
Companies (the "Employee Retirement Plan") and/or applicable restoration defined benefit retirement plans, as they may be duly amended from time to time.

     (b)  Subject to the terms and conditions set forth in
Section 2.5 of this Agreement, the Company agrees to provide Executive with a Guaranteed Minimum Retirement Benefit ("GMRB"). The GMRB shall be equal to the lump sum equivalent of Incremental Pension Benefit ("IPB" as defined below) which Executive will forego from Dow as a consequence of retiring early, less the lump sum equivalent value of the Pension Benefit, if any, earned during Executive's employment with the Company as of the date of his termination from employment with the Company.

          (i) In calculating the lump sum equivalent of the Pension Benefit, the Company shall use as assumptions the Thirty
(30) Year U. S. Treasury Rate as of the date of Executive's termination from employment with the Company, or next previous business day, and the 1983 Group Annuity Mortality Table, or if the Pension Benefit is paid in a lump sum, the Company shall use the actual amount paid.

          (ii) The IPB shall be determined as follows: a deferred age 65 life annuity will be calculated, which represents the difference between (1) the projected normal retirement annuity benefit which the Executive would have earned under the applicable program or programs of Dow had he remained employed by Dow until age 65, assuming a fifteen percent (15%) growth in earnings in 1996 and an annual growth in earnings of five percent (5%) thereafter, to the earlier of age 60 or the date he becomes Totally Disabled, and (2) the earned normal retirement annuity benefit upon his actual retirement from the applicable program or programs of Dow. This deferred age 65 annuity shall be commuted to a present value lump sum equivalent as of the date of Executive's termination from employment with the Company, using the Thirty (30) Year U.S. Treasury Rate as of the date of Executive's termination from employment with the Company, or next previous business day, and the 1983 Group Annuity Mortality Table.

     (c)  If Executive's employment is terminated under Sections
3.1 or 3.4 of this Agreement, the GMRB will not apply and Executive will only be entitled to receive a Pension Benefit under Subsection 2.5(a).

     (d) If Executive dies during his employment with the Company, the Company shall pay a Supplemental Survivor Pension
Benefit ("SSPB"), to be calculated and paid as follows:

          (i) A projected annuity shall be calculated which is equal to the difference between (A) the projected annuity Executive would have received from Dow had he remained employed at Dow until the date of his death, and (B) the earned normal retirement annuity benefit upon his actual retirement from the applicable program or programs of Dow. This annuity shall be commuted to a present value lump sum equivalent as of the Executive's date of death, using the thirty (30) year U.S. Treasury interest rate and the 1983 Group Annuity Mortality Table.

          (ii) Executive's surviving spouse, if any, will be entitled to receive an SSPB payment equal to fifty percent (50%) of the amount put forth on Subsection 2.5(d)(i), or if there is no surviving spouse, the Executive's estate shall receive an SSPB payment equal to twenty-five percent (25%) of the amount set forth in Subsection 2.5(d)(i); such payments to be payable as of the date of Executive's death in accordance with the applicable provisions of Section 2.5.

     (e)  The payment, if any, due to Executive under Subsection
2.5(b) shall be payable to Executive as follows:

          (i) Such payment shall be due to Executive upon the occurrence of the earlier of (A) his retirement under the Company's Employee Retirement Plan at age 65, (B) his termination from the Company during the Term of Employment under Section 3.2 or 3.3 of this Agreement, or (C) the date of his termination from the Company for any reason after the expiration of the Term of Employment.

          (ii) Such payment shall be paid in a lump sum, out of the Company's general assets and not funded in any manner, included in the Executive's gross income as ordinary income, subject to all income and payroll tax withholdings required to be made under applicable federal, state and local laws or regulations, and not subject to any tax make-up payments.

     (f) The payment, if any, due Executive's surviving spouse under Subsection 2.5(d) shall be paid in a lump sum, paid out of the Company's general assets and not funded in any manner, and shall be treated as ordinary income subject to all applicable federal, state and local taxes, and not subject to any tax make-up payments.

2.6  Welfare Benefit Plans and Policies.

     (a) During the Term of Employment, Executive and Executive's eligible dependents, may participate in and shall receive all benefits under welfare benefit plans and policies provided by the Company to key executive employees of the Company, including, but not limited to the following welfare benefit plans and policies: Amoco Medical Plan, group life insurance, dental, long-term disability (LTD), sickness and disability benefits (S&DB), occupational injury or illness (OI&I), vacation pay, Business Travel Accident Policy, and Work Related Accidental Death Benefit, in accordance with the terms and conditions of the applicable policies and plans. Nothing in this Agreement shall be construed to require the Company to offer such welfare benefit plans or policies or to prohibit the Company from amending, modifying or discontinuing any such welfare benefit plans or policies at any time.

     (b) For purposes of calculating any welfare benefit referred to herein, Executive's actual Base Salary and actual
Annual Bonus shall be used.

     (c)  For purposes of the Sickness and Disability Benefits
Plan only, Executive will be deemed to have thirty (30) years of credited service at the outset of his employment.

2.7 Paid Time Off. In addition to paid holidays, Executive shall be entitled to six (6)) weeks paid time off during each calendar year and a prorata amount of paid time off for each fraction of a calendar year during the Term of Employment. Any vacation pay benefits payable to Executive under the terms of the Company's vacation pay policy shall be counted for purposes of meeting the commitment contained in this Subsection 2.7.

2.8  Fringe Benefits and Perquisites of Employment.

During the Term of Employment, Executive shall be eligible for all fringe benefits and perquisites of employment in accordance with the terms and conditions of the Executive Policies Manual and such other arrangements as are in effect from time to time for the Company's key executives. Such perquisites include, but are not limited to, use of chauffeur operated vehicles, club memberships, use of executive aircraft, first class air travel, use of company lodges and other facilities, financial planning and tax return services, entitlement to an executive secretary, and executive physicals.

2.9 Expenses. During the Term of Employment, Executive shall be entitled to receive prompt reimbursement for all reasonable business expenses incurred in the performance of his employment by the Company in accordance with the policies and procedures of the Company as are in effect during the Term of Employment.

2.10  Payroll, Tax and Other Deductions.  All payments to
Executive under Part Two of this Agreement shall, unless otherwise specified, be subject to applicable payroll, tax and other deductions required or permitted by law or specifically authorized in writing by Executive, without any provision for tax makeup payments.

Part Three:  TERMINATION AND BREACH

3.1  Termination By The Company For Cause.

     (a) The Company may terminate Executive's employment at any time during the Term of Employment for "Cause", as defined in
Section 1.2(b). A termination for Cause shall not take effect unless the Executive is given written notice of the Company's intention to terminate him for Cause.

     (b) In the event the Company terminates the Executive's employment for Cause, Executive shall only be entitled to receive
(i) Base Salary through the date of termination, and (ii) other benefits in accordance with the terms and conditions of the applicable policies and plans of the Company.

     (c) Except as set forth in this Section 3.1, the Company shall have no further obligations to Executive under this Agreement following his termination; however, nothing in this
Section 3.1 shall in any way limit the Company's right to obtain damages or other relief under Subsections 3.7(a) and 4.6 herein for any breach by Executive of this Agreement.

3.2  Termination by the Company for Any Reason Other than
Cause.

     (a) The Company may terminate Executive's employment hereunder for any reason upon thirty (30) days written notice to the Executive.

     (b) In the event Executive's employment is terminated under this Subsection 3.2(a) for any reason other than Cause, the following provisions shall apply:

          (i) Executive shall be paid the MGA Base Salary for the remainder of the Term of Employment, to be payable in quarterly installments.

          (ii) Executive shall be paid an Annual Bonus for the remainder of the Term of Employment equal to Three Hundred Thirty Thousand Dollars ($330,000) for each full performance year of the Term of Employment, and equal to Two Hundred Forty-Seven Thousand Five Hundred Dollars ($247,500) for the last nine (9) months of the Term of Employment, to be payable annually on April 1 of each successive year.

          (iii) Executive shall be entitled to receive the GMRB in accordance with the terms and conditions of Section 2.5 herein.

          (iv) All restrictions on the restricted stock grant under Subsection 2.4(a) will lapse on the effective date of Executive's termination in accordance with the terms of the grant agreement attached hereto as Exhibit A.

          (v) Executive shall be entitled to exercise all outstanding stock option grants in accordance with the terms and conditions of the grants for the remaining terms of the grants.

     (c) In the event of termination of Executive's employment pursuant to Subsection 3.2(a), Executive shall be relieved of his obligations under Section 4.5 herein.

     (d) In the event Executive's employment is terminated under this Section 3.2, Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain.

     (e) Executive shall be entitled to receive income beginning at the later of (i) his sixtieth (60th) birthday or (ii) the effective date of his termination from employment with the Company, and ending on his sixty-fifth (65th) birthday, at the applicable rates of income set forth on Exhibit C hereto, as prorated to the later of the dates in (i) and (ii) above. Such income shall be paid within thirty (30) days of the effective date of his termination in a lump sum which represents the present value of the income due Executive under this Subsection 3.2(e). For purposes of computing the present value of the income due Executive under this Subsection 3.2(e), the interest rate assumption used shall be the Thirty (30) Year U. S. Treasury Rate, as of the date of Executive's termination from employment with the Company, or next previous business day.

     (f) Any amounts due under Subsection 3.2(b) are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

3.3  Termination by Executive for Good Reason.

     (a) The Executive's employment may be terminated by the Executive for Good Reason as defined in Subsection 1.2(c) herein.

     (b) In the event the Executive's employment is terminated under this Section 3.3, the provisions of Subsections 3.2(b) through (e) will apply.

3.4  Voluntary Resignation by Executive.

     (a) Executive may voluntarily resign his employment with the Company at any time by giving thirty (30) days prior written notice to the Company, and such resignation shall not be deemed a breach of this Agreement; however, nothing in this Subsection 3.4(a) shall in any way limit the Company's right to obtain damages or other relief under Sections 3.7(a) and 4.6 herein for any breach by Executive of this Agreement.

     (b)  If Executive voluntarily resigns for other than Good
Reason, as defined in Subsection 1.2(c), the provisions of Subsection 3.1(b) shall apply.

     (c) Except as set forth in this Section 3.4, the Company shall have no further obligations to Executive under this Agreement after his resignation.

3.5  Termination Due to Total Disability.

     (a) In the event the Executive's employment is terminated due to his Total Disability, as defined in Subsection 1.2(d), the following provisions shall apply:

          (i) Executive shall be eligible for disability benefits in accordance with the provisions of the LTD program, as applicable to senior executives of the Company.

          (ii) Executive shall be entitled to exercise all outstanding and otherwise exercisable stock option grants in accordance with the terms and conditions of paragraph 5 of the grant agreement attached hereto as Exhibit B.

          (iii) All restrictions on the restricted stock grant referred to in Subsection 2.4(a) and attached hereto as Exhibit A will lapse on the effective date of Executive's termination.

          (iv) Executive shall be entitled to all other applicable benefits in accordance with the terms and conditions of the relevant policies and plans.

     (b) Executive shall be entitled to any applicable payment under Section 2.5(b), to be payable at the time of his retirement at age 65.

3.6  Termination Due to Death.

     (a) In the event that Executive's employment is terminated due to his death:

          (i) Executive's estate or his beneficiaries, as applicable, shall be entitled to (A) Executive's Base Salary through his date of death; and (B) a pro rata Annual Bonus through the date of death.

          (ii) all restrictions on the restricted stock grant referred to in Subsection 2.4(a) and attached herein as Exhibit A will lapse on the date of Executive's death.

          (iii) all outstanding and otherwise exercisable stock options must be exercised in accordance with the terms of paragraph 5 of the grant agreement attached as Exhibit B.

          (iv) Executive's beneficiary shall be entitled to an SSPB payment, as defined in Subsection 2.5(d).

3.7  Breach.

     (a) Any breach or evasion of any term of the Agreement by either Party will authorize the other Party to seek all legal or equitable remedies to which such other Party may be entitled under the law, subject to the provisions of this Agreement.

     (b) The failure of either Party to require the performance of any terms or condition of this Agreement, or the waiver by either Party of any breach of this Agreement, shall not prevent a subsequent enforcement of any such term or any other term nor be deemed to be a waiver of any subsequent breach. However, each Party agrees to provide written notice of any alleged breach of this Agreement to the other Party within a reasonable time after such breach became known to him.

3.8  Disputes.

     (a) In the case of any controversy or claim arising out of or relating to this Agreement or an alleged breach hereof other than the provisions of Part Four of this Agreement, the Parties hereto agree to submit such controversy to the American Arbitration Association in Chicago, Illinois, as soon as practicable for a resolution by a sole arbitrator selected in accordance with the rules of the American Arbitration Association. Such arbitration shall be final and binding on the Parties hereto, subject only to judicial review in accordance with the laws of the State of Illinois.

     (b) The arbitrator shall have no authority to change or modify any provision of this Agreement.

     (c) Each Party will bear 50% of the costs of the arbitration, including fees of the arbitrator and the American
Arbitration Association, but will bear its own attorneys' fees and costs.

     (d) Pending decision by the arbitrator, the Parties to this Agreement shall diligently proceed pursuant to the terms and provisions hereof, including payment of all monies not in dispute.

     (e) The arbitrator shall have the authority to award interest with respect to any monetary award from the date the payment should have been made to the date of the arbitration decision.

Part Four:  INVENTIONS, NON-DISCLOSURE, AND NON-COMPETITION

4.1 Inventions and Discoveries. All ideas, discoveries, and inventions (hereinafter collectively called "inventions"), whether patentable or not, which Executive makes, originates, conceives, or reduces to practice during his employment by the Company and which relate to the business of the Company or to work or investigations done for the Company, shall be the sole and exclusive property of the Company, and Executive will promptly and fully disclose such to the Company. In order that the Company may protect such property, Executive will make adequate written records of all inventions, which records shall be the Company's property; and both during and after termination of this employment by the Company he will, without charge to the Company, but at its request and expense, sign all papers, including forms of assignment, and render any other assistance necessary for the Company to obtain, maintain, and enforce patents thereon throughout the world.

4.2  Non-Disclosure or Personal Use of Company Information.

Executive will not use, disclose to others, or publish any inventions, trade secrets or any confidential or proprietary business information about the affairs of the Company, including, but not limited to, information concerning the Company's properties, plans, methods, engineering designs and standards, analytical techniques, business systems, manufacturing know-how, technical information, research, customer information, employee information, and other information relating to the Company's businesses, practices, management and policies, acquired by him in the course of his employment by the Company. Executive further agrees not to use any such information except in the course of his employment hereunder.

4.3  Possession and Surrender of Company Information.

Executive recognizes that all records, reports, notes, compilations or other recorded matter, and copies or reproductions thereof, relating to operations, activities or business, made or received by him during any period of employment with the Company are and shall be the property of the Company exclusively, and he will keep the same at all times in its custody and subject to its control and will surrender the same to the Company at the termination of his employment, if not before.

4.4 Non-Disclosure of Confidential Information from Prior Employers. Executive will not and the Company will neither require nor expect him to disclose to the Company, or to use at or for the Company, any inventions, trade secrets or any confidential or proprietary business information that he obtained from any of his former employers which is not then publicly available, except as expressly authorized by a former employer, and he agrees not to use at or for the Company any such secret or confidential information.

4.5  Non-Competition.

     (a) The Executive understands and agrees that by virtue of his employment by the Company as its Executive Vice President-- Chemicals Sector, he must and will have complete and intimate knowledge of confidential and proprietary information about the Company's, including its subsidiaries and affiliated companies, current and future business policies, accounts, suppliers, customers, technology, procedures and methods of operation all of which the Executive agrees are confidential and the sole and exclusive property of the Company.

     (b) The Parties agree that the Company would suffer great loss and damage if either during the Term of Employment or the two-year period immediately following the termination of the Executive's employment for whatever reason, the Executive were to become employed by, provide services to, serve as a director, consultant, advisor or in any other capacity render advice or services to a competitor of the Company, including a competitor of a wholly-owned subsidiary of the Company or a competitor of any entity in which the Company holds a fifty percent or greater interest. Accordingly, Executive agrees that he will not seek or accept any such employment during the periods specified in the Subsection 4.5(b).

     (c) Competitor shall be defined by the Chairman acting in his sole discretion exercising reasonable judgment as to both the then current and future anticipated activities of the Company.

     (d) The provisions and limitations of this Section 4.5 shall apply on a worldwide basis.

4.6 Specific Enforcement. Any breach or evasion of any term of this Part Four by Executive will cause immediate and irreparable injury to the Company and will authorize recourse by the Company to injunction and/or specific performance, as well as to all other legal or equitable remedies to which the Company may be entitled under the law.

Part Five:  MISCELLANEOUS

5.1 Indemnification. Executive shall be entitled to indemnification by the Company during the Term of Employment in accordance with the provisions of Article VIII of the By-Laws of the Company, as it may be duly amended from time to time.

5.2  Assignability:  Binding Nature.

     (a) This Agreement is personal to Executive and no rights or obligations of Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only in accordance with their terms by will or operation of law.

     (b) No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred
(i) to a successor entity pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, provided that the assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law, and (ii) to Amoco Chemical Company or any entity which is a successor to all or substantially all of the assets or business of Amoco Chemical Company, provided that the assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. If this Agreement is assigned to ACC, ACC may reassign this Agreement to the Company so long as ACC is a non-publicly held affiliate of the Company.

     (c) The Company agrees that in the event of a sale of assets or liquidation as described above, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder.

     (d) In the event that this Agreement is assigned or transferred under Subsections 5.2(b) or (c) herein, all obligations and liabilities of the Company will thereafter cease and terminate; provided that the transferee, in writing, assumes the full performance of all the terms and provisions hereof to be performed by the Company following the date of such transfer or assignment, with the same force and effect as if such transferee originally had been a party to this Agreement, except in the case where the assignee or transferee is declared insolvent and, after taking all available legal steps to collect any monies owed to him by the transferee or assignee, Executive is unable to do so. In such case, the Company agrees that it will guarantee any of the transferee's or assignee's obligations under Section Two of this Agreement upon written notice and satisfactory documentation of the assignee's or transferee's insolvency and Executive's efforts to collect any monies owed to him under Section Two of this Agreement

     (e) This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns.

5.3 Survivorship. The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

5.4 Entire Agreement. This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

5.5 Amendment or Waiver. No provisions in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party or any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

5.6 Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

5.7 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Illinois without regard to its principles of conflicts of laws.

5.8 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when hand delivered to the other party or when mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     To the Executive:   Enrique J. Sosa
                         132 East Delaware Place
                         Unit 5502
                         Chicago, Illinois 60611

     To the Company:     Amoco Corporation
                         Attn:  Senior Vice President-
                                Human Resources
                         200 East Randolph Drive
                         Chicago, Illinois 60601

or to such other address as either Party shall have furnished to the other in writing in accordance herewith.

5.9 Savings Clause. The invalidity or unenforceability of any provision of this Agreement shall not affect the
5.9 Savings Clause. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of enforceability of any other provision of this Agreement.

5.10 Headings. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

5.11 Counterparts. This Agreement may be executed in two or more counterparts.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

AMOCO CORPORATION             ENRIQUE J. SOSA



By:  H. Laurance Fuller       _______Enrique Sosa________
     H. Laurance Fuller
     Chairman and CEO



Attest:                       Witnessed by:



Patricia A. Brandin____       John F. Campbell___________
Patricia A. Brandin           John F. Campbell
Corporate Secretary           Vice President
                              Executive Resources

                                                        Exhibit A

RESTRICTED STOCK AGREEMENT UNDER THE 1991 INCENTIVE PROGRAM OF
AMOCO CORPORATION AND ITS PARTICIPATING SUBSIDIARIES

(As approved April 23, 1991)

     Restricted Stock Agreement dated October 2, 1995 (this
"Agreement") between Amoco Corporation (the "Corporation") and
Enrique J. Sosa ("Participant").

     WHEREAS, the Corporation, pursuant to the authority and approval of its shareholders, adopted, effective April 23, 1991, the 1991 Incentive Program of Amoco Corporation and its
Participating Subsidiaries (the "Program"); and

     WHEREAS, the participant has been designated as an eligible employee to whom restricted shares may be granted under the Program.

     NOW, THEREFORE, in consideration of services to be rendered by the Participant to the Corporation and/or one or more of the Participating Subsidiaries and the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree as follows:

1. Program. All of the terms, conditions and provisions of the Program are incorporated herein by reference. All capitalized terms used herein and not otherwise defined shall have the same meanings as set forth in the Program.

2. Restricted Shares. The Participant is hereby granted, as additional compensation for services to be rendered to the Corporation and/or one or more of the Participating Subsidiaries, thirty-five thousand (35,000) restricted shares of the Corporation's common stock, subject to the terms and conditions contained in this Agreement. These shares are referred to in this Agreement as "Restricted Shares" during the applicable Restriction Period (as hereinafter defined). Certificates representing the Restricted Shares will be held for the Participant's account by Amoco Corporation (the "Custodian") until the end of the Restriction Period.

3. Shareholder Status. Effective upon the date that the Restricted Shares are registered in the Participant's name on the records of the Corporation, the Participant will be a holder of record of the Restricted Shares and will have all rights of a shareholder with respect to such shares (including the right to vote such shares at any meeting of shareholders of the Corporation and the right to receive all dividends paid with respect to such shares), subject only to the terms and conditions imposed by this Agreement.

4. Effect of Changes in Capitalization. In the event of a reorganization, recapitalization, stock split, stock dividend, exchange of shares, combination of shares, merger, consolidation or any other change in corporate structure of the Corporation affecting the Corporation's shares of common stock, an appropriate adjustment will be made in respect of the Restricted Shares. Any new, additional or different shares or securities issued as the result of such an adjustment will be registered in the Participant's name on the records of the Corporation and held by the Custodian and will be deemed included within the term "Restricted Shares".

5. Change of Custodian. In the event of any change of Custodian, the Corporation will notify each Participant for whom stock certificates have been issued of the name of the new Custodian.

6.   Lapse of Restrictions.

     (a)  All restrictions set forth in paragraph 7 below will
lapse in their entirety on the earliest of:  (1)

                    (1)  October 2, 2000;

                    (2)  the effective date of the Participant's
               termination of employment by the Company for any reason other than Cause, as defined in Section
               8(a) below;

                    (3)  the effective date of the Participant's
               termination from employment from the Company or a Participating Subsidiary for Good Reason, as defined in Section 7 (b) below; or

                    (4) the effective date of termination of the Participant's employment with the Corporation or one of its Participating Subsidiaries in the event of the Participant's death or Total Disability.

          (b) As soon as practicable after the restrictions with respect to the Restricted Shares lapse at the end of the period set forth in Section 6(a) above (the "Restriction Period"), the Custodian will deliver to the Participant or the Participant's legal representative in case of death, the certificate or certificates for such shares free of further restrictions. The Participant, and the Participant's legal representative in case of death, agree to pay the Corporation or the appropriate participating subsidiary within two weeks of being billed therefore such amounts as the Corporation or the appropriate Participating Subsidiary determines it is required to withhold with respect to the Restricted Shares or the lapse of restrictions thereon for income tax purposes.

7.   Restrictions.

          (a) In the event that the Participant's employment with the Corporation or one of its Participating Subsidiaries terminates during the period in which the restrictions set forth in paragraph 6 apply to the Restricted Shares
          (the "Restricted Period"), due to voluntary resignation from the Corporation and its Participating Subsidiaries by the Participant or termination for Cause, such Restricted Shares shall be forfeited to the Corporation or the appropriate Participating Subsidiary.

          (b)  None of the Restricted Shares, nor the
          Participant's interest in any of the Restricted Shares, may be sold, assigned, transferred, pledged or otherwise disposed of or encumbered at any time during the Restriction Period applicable to any installment of Restricted Shares. In the event of any such action, such installment of Restricted Shares shall be forfeited to the Corporation or the appropriate Participating Subsidiary upon delivery to the Participant of notice of forfeiture. Such forfeiture shall be effective upon such event, and the Participant agrees to repay to the Corporation all dividends, if any, paid after such event with respect to the forfeited shares.

          (c) If the Participant at any time forfeits any or all of the Restricted Shares pursuant to this Agreement, the Participant agrees that the certificate or certificates for such Restricted Shares will be delivered by the Custodian to the Corporation or the appropriate Participating Subsidiary. All of the Participant's rights to and interest in the Restricted Shares shall terminate upon forfeiture without payment of consideration.

          (d) The Participant recognizes that under the provisions of Section 83(b) of the Internal Revenue Code of 1986, as amended, the Participant has the right to elect to include in gross income, for the taxable year in which the Restricted Shares are granted, the fair market value of such Restricted Shares at the time of transfer into the Participant's name (determined without regard to any of the restrictions set forth in this Agreement) rather than include in gross income the future value of such Restricted Shares at such time as the restrictions may lapse. The Participant agrees to waive the right to make such an election, and if such an election is made, all Restricted Shares issued in the Participant's name shall be forfeited to the Corporation or the appropriate Participating Subsidiary.

          (e) The Participant agrees to sign and deliver to the Corporation an acceptance and stock power relating to the Restricted Shares, and acknowledges and agrees that if any or all of the Restricted Shares are forfeited hereunder at any time during the Restriction Period, the Corporation shall direct the Transfer Agent and Registrar of the Corporation's common stock to make appropriate entries upon the records showing the cancellation of the certificate or certificates for such Restricted Shares and to return the Restricted Shares to the Corporation. Such acceptance and stock power will be returned to the Participant upon the lapse of restrictions on all installments of Restricted Shares. Execution of the acceptance and stock power by the Participant constitutes acceptance of the Restricted Shares upon the terms and conditions contained in this Agreement and acceptance of and agreement to the terms and conditions of this Agreement.

          (f) Determination as to whether an event has occurred resulting in the forfeiture of or lapse of restrictions on Restricted Shares, in accordance with this Agreement, shall be made by the Compensation and Organization Committee according to the terms of the 1991 Program and all determinations of the Committee shall be final and conclusive.

8.   Definitions.

          (a) For purposes of this Agreement, "Cause" shall mean willful misconduct, gross negligence, gross dereliction of duty, gross incompetence in the performance of Participant's duties, or engaging in any conduct which constitutes a felony.

          (b) For purposes of this Agreement, "Good Reason" shall have the same meaning as it has in any written Employment Agreement between Amoco Corporation and the Executive. If no such written Employment Agreement is in effect, "Good Reason" shall mean termination by the Participant of his employment as a consequence of (i) a material diminution by the Corporation or applicable Participating Subsidiary of Participant's duties, responsibilities, authorities or compensation unless agreed to by the Participant, or, (ii) failure of the Corporation or appropriate Participating Subsidiary to obtain a contractual commitment from any successor to employ Participant in the same or equivalent capacity and at the same or equivalent compensation and benefits following a sale or transfer of all or substantially all of the Corporation's assets or all or substantially all of the assets of Amoco Chemical Company.

9.   Notices.

          (a) Any notice to the Corporation or a Participating Subsidiary pursuant to any provision of the Agreement will be deemed to have been delivered when delivered in person or when deposited in the local mail, addressed to
          D. H. Clement, Supervisor - Executive Compensation Administration, Amoco Corporation, 200 East Randolph Drive, Chicago, Illinois 60601, or such other address as the Corporation may from time to time designate in writing.

          (b) Any notice or demand pursuant to any provision of this Agreement will be deemed to have been delivered to the Participant when delivered in person or when deposited in the United States mail, addressed to the Participant at the address given on the shareholders records of the Corporation or such other address as the Participant may from time to time designate in writing in accordance with this Agreement.

     IN WITNESS WHEREOF, the Corporation or a Participating
Subsidiary has caused this Agreement to be executed as of the date first above written and Participant has caused the acceptance and stock power to be executed on the date indicated therein.



AMOCO CORPORATION

BY:   ________________________
      H. L. FULLER                      ENRIQUE J. SOSA

                                                        Exhibit B

                  STOCK OPTION AGREEMENT UNDER
                  THE 1991 INCENTIVE PROGRAM OF
      AMOCO CORPORATION AND ITS PARTICIPATING SUBSIDIARIES
                  (As approved April 23, 1991)


Agreement dated ______________ between AMOCO CORPORATION, (the
"Corporation") and ENRIQUE J. SOSA (the "Optionee").

WHEREAS, the Corporation, pursuant to the authority and approval of its shareholders, adopted, effective April 23, 1991, the 1991 Incentive Program of Amoco Corporation and its Participating Subsidiaries (the "Program") for the purpose of furthering the interests of the Corporation and its shareholders by providing additional incentives for key, managerial, and other salaried employees who possess valuable experience and skills and giving such employees an interest in the Corporation parallel to that of the shareholders so as to enhance the proprietary and personal interest of such employees in the Corporation's continued success and progress; and

 WHEREAS, the Optionee has been designated as an eligible employee to whom an option may be granted.

 NOW, THEREFORE, in consideration of the services to be rendered by the Optionee and the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree as follows:

1. Program. All of the terms, conditions and provisions of the Program are incorporated herein by reference. All capitalized terms used herein and not otherwise defined shall have the same meanings as set forth in the Program.

2. Nonqualified Stock Option. The Corporation grants to the Optionee, as a matter of separate inducement and agreement in connection with the Optionee's employment by the Corporation or one of its participating subsidiaries, for a period of ten years from the date of this Agreement, options, not intended as an incentive or statutory stock options, to purchase all or any part of an aggregate of ______ shares of common stock of the Corporation at a purchase price of ________ per share.

3. Exercise. Except as otherwise provided in the Program and this Agreement, one-half of the total number of options granted under Section 2 shall become exercisable in whole or in part after the expiration of one year from the date of this agreement. The remaining options granted under Section 2 shall become exercisable in whole or in part after the expiration of two years from the date of this Agreement. No options shall be exercisable if exercise or delivery of shares upon exercise would constitute a violation of any federal or state securities or other valid regulation.

4. Employment.

     (a) Except as otherwise provided in the Program or this Agreement, an option granted under Section 2 shall be exercisable only if the Optionee remains in the service of the Corporation or of a participating subsidiary continuously until the expiration of the applicable period set forth in Section 3, at such rate or rates of compensation as shall be determined from time to time by the Corporation or as provided in any employment agreement between the Optionee and the Corporation or such participating subsidiary, as the case may be; but except as may be provided in any employment agreement between the Optionee and the Corporation, nothing herein shall be deemed to limit or restrict the right of the Corporation or of such participating subsidiary to terminate the Optionee's employment at any time for any reason.

     (b) If the Optionee's employment is terminated prior to September 30, 2000 for any reason other than Cause, as defined in Section 5, or if the Optionee terminates his employment prior to September 30, 2000 for Good Reason, as defined below, the options granted under Section 2 shall become immediately exercisable in whole or in part for the full grant period set forth in Section 2. For purposes of this Agreement, "Good Reason" shall have the same meaning as it has in any written Employment Agreement between Amoco Corporation and the Optionee. If no such written Employment Agreement is in effect, "Good
     Reason" shall mean termination by the Optionee of his employment as a consequence of (i) a material diminution by the Corporation or applicable participating subsidiary of Optionee's duties, responsibilities, authorities or compensation unless agreed to by the Optionee, or, (ii) failure of the Corporation or appropriate participating subsidiary to obtain a contractual commitment from any successor to employ Optionee in the same or equivalent capacity and at the same or equivalent compensation and benefits following a sale or transfer of all or substantially all of the Corporation's assets or all or substantially all of the assets of Amoco Chemical Company.

     (c) Notwithstanding anything in this Agreement to the contrary, an option granted under Section 2 shall be exercisable only if the Optionee, while employed by the Corporation or a participating subsidiary, or while all or any portion of an option granted under
     Section 2 remains in effect, does not engage in any activity prejudicial in the judgment of the Compensation and Organization Committee or Human Resources Committee, as appropriate, to the interests of the Corporation or any of its subsidiaries.

  5. Termination of Employment. An option granted under Section 2 shall expire ten years from the date of this Agreement unless otherwise terminated at an earlier date pursuant to the provisions of the Program or this Agreement. In the event of the death of the Optionee during employment by the Corporation or a participating subsidiary or the Optionee becomes Totally Disabled, after completing the applicable period of continuous employment required by Section 4(a), an option granted under Section 2 shall expire at the earlier of ten years from the date of this Agreement or three years from the date of death. Termination of employment with the Corporation for Cause or voluntary resignation, prior to September 30, 2000, will result in cancellation of the option granted under Section 2 as of the Optionee's termination date. For purposes of this Agreement, "Cause" shall mean willful misconduct, gross incompetence in the performance of the Optionee's duties, or engaging in any conduct which constitutes a felony.

  6. Notice of Exercise. Subject to the terms, conditions and provisions of this Agreement and the Program, the Optionee from time to time may exercise an option granted under
   Section 2 to purchase all or any part of the shares of common stock subject thereto by written notice to the Corporation identifying the option to be exercised and specifying the number of shares of stock to be purchased thereunder, addressed to: D. H. Clement, Supervisor-Executive Compensation Administration, Amoco Corporation, 200 East Randolph Drive, Chicago, Illinois 60601, or to any other person at such address as the Corporation may notify the Optionee in writing,accompanied by full payment of the purchase price of said shares in accordance with Section 7. Any other notice by the Optionee to the Corporation shall be similarly addressed, and any certificates or notices to be delivered to the Optionee shall be addressed as set forth beneath the Optionee's signature hereto or as the Optionee may otherwise notify the Corporation in writing.

  7. Payment. Payment by the Optionee upon exercise of an option granted under Section 2 may be made in cash or, in the case of an exercise with respect to at least 100 shares, in shares of common stock of the Corporation that have been owned by the Optionee for at least one year prior to the date of exercise, at the fair market value per share on the date of exercise.

  8. Taxes. It shall be a condition to delivery by the Corporation of certificates for shares under Section 6 that adequate provision has, in the judgment of the Corporation, been made for payment of any taxes which may be required to be withheld pursuant to any applicable law.

  9. Succession. This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns; and shall be binding upon and, to the extent permitted by the provisions of the Program, shall inure to the benefit of the Optionee and, in the event of the Optionee's death, to such person or persons (including the Optionee's Beneficiary) as shall have acquired the Optionee's rights hereunder by beneficiary designation, by will or the laws of descent and distribution applicable to the Optionee's estate, but shall not otherwise be transferable or assignable by any of them.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

AMOCO CORPORATION



BY ________________________  _______________________________
   H. L. FULLER                         ENRIQUE J. SOSA

                         Home Address:  _________________________

                                        _________________________

                                                      Exhibit B-1

                  STOCK OPTION AGREEMENT UNDER
                  THE 1991 INCENTIVE PROGRAM OF
      AMOCO CORPORATION AND ITS PARTICIPATING SUBSIDIARIES
                  (As approved April 23, 1991)


Agreement dated _______________ between AMOCO CORPORATION, (the
"Corporation") and ENRIQUE J. SOSA (the "Optionee").

WHEREAS, the Corporation, pursuant to the authority and approval of its shareholders, adopted, effective April 23, 1991, the 1991 Incentive Program of Amoco Corporation and its Participating Subsidiaries (the "Program") for the purpose of furthering the interests of the Corporation and its shareholders by providing additional incentives for key, managerial, and other salaried employees who possess valuable experience and skills and giving such employees an interest in the Corporation parallel to that of the shareholders so as to enhance the proprietary and personal interest of such employees in the Corporation's continued success and progress; and

 WHEREAS, the Optionee has been designated as an eligible employee to whom an option may be granted.

 NOW, THEREFORE, in consideration of the services to be rendered by the Optionee and the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree as follows:

1. Program. All of the terms, conditions and provisions of the Program are incorporated herein by reference. All capitalized terms used herein and not otherwise defined shall have the same meanings as set forth in the Program.

2. Nonqualified Stock Option. The Corporation grants to the Optionee, as a matter of separate inducement and agreement in connection with the Optionee's employment by the Corporation or one of its participating subsidiaries, for a period of ten years from the date of this Agreement, options, not intended as an incentive or statutory stock options, to purchase all or any part of an aggregate of ______ shares of common stock of the Corporation at a purchase price of _______ per share.

3. Exercise. Except as otherwise provided in the Program and this Agreement, one-half of the total number of options granted under Section 2 shall become exercisable in whole or in part after the expiration of one year from the date of this Agreement. The remaining options granted under Section 2 shall become exercisable in whole or in part after the expiration of two years from the date of this Agreement. No options shall be exercisable if exercise or delivery of shares upon exercise would constitute a violation of any federal or state securities or other valid regulation.

4. Employment.

      (a) Except as otherwise provided in the Program or this Agreement, an option granted under Section 2 shall be exercisable only if the Optionee remains in the service of the Corporation or of a participating subsidiary continuously until the expiration of the applicable period set forth in Section 3, at such rate or rates of compensation as shall be determined from time to time by the Corporation or as provided in any employment agreement between the Optionee and the Corporation or such participating subsidiary, as the case may be; but except as may be provided in any employment agreement between the Optionee and the Corporation, nothing herein shall be deemed to limit or restrict the right of the Corporation or of such participating subsidiary to terminate the Optionee's employment at any time for any reason.

      (b) If the Optionee's employment is terminated prior to September 30, 2000 for any reason other than Cause, as defined in Section 5, or if the Optionee terminates his employment prior to September 30, 2000 for Good Reason, as defined below, the options granted under Section 2 shall become immediately exercisable in whole or in part for the full grant period set forth in Section 2. For purposes of this Agreement, "Good Reason" shall have the same meaning as it has in any written Employment Agreement between Amoco Corporation and the Optionee. If no such written Employment Agreement is in effect, "Good Reason" shall mean termination by the Optionee of his employment as a consequence of (i) a material diminution by the Corporation or applicable participating subsidiary of Optionee's duties, responsibilities, authorities or compensation unless agreed to by the Optionee, or, (ii) failure of the Corporation or appropriate participating subsidiary to obtain a contractual commitment from any successor to employ Optionee in the same or equivalent capacity and at the same or equivalent compensation and benefits following a sale or transfer of all or substantially all of the Corporation's assets or all or substantially all of the assets of Amoco Chemical Company.

      (c) Notwithstanding anything in this Agreement to the contrary, an option granted under Section 2 shall be exercisable only if the Optionee, while employed by the Corporation or a participating subsidiary, or while all or any portion of an option granted under Section 2 remains in effect, does not engage in any activity prejudicial in the judgment of the Compensation and Organization Committee or Human Resources Committee, as appropriate, to the interests of the Corporation or any of its subsidiaries.

  5. Termination of Employment. An option granted under Section 2 shall expire ten years from the date of this Agreement unless otherwise terminated at an earlier date pursuant to the provisions of the Program or this Agreement. In the event of the death of the Optionee during employment by the Corporation or a participating subsidiary or the Optionee becomes Totally Disabled, after completing the applicable period of continuous employment required by Section 4(a), an option granted under Section 2 shall expire at the earlier of ten years from the date of this Agreement or three years from the date of death. Termination of employment with the Corporation for Cause or voluntary resignation, prior to September 30, 2000, will result in cancellation of the option granted under Section 2 as of the Optionee's termination date. For purposes of this Agreement, "Cause" shall mean willful misconduct, gross incompetence in the performance of the Optionee's duties, or engaging in any conduct which constitutes a felony.

  6. Notice of Exercise. Subject to the terms, conditions and provisions of this Agreement and the Program, the Optionee from time to time may exercise an option granted under
   Section 2 to purchase all or any part of the shares of common stock subject thereto by written notice to the Corporation identifying the option to be exercised and specifying the number of shares of stock to be purchased thereunder, addressed to: D. H. Clement, Supervisor-Executive Compensation Administration, Amoco Corporation, 200 East Randolph Drive, Chicago, Illinois 60601, or to any other person at such address as the Corporation may notify the Optionee in writing, accompanied by full payment of the purchase price of said shares in accordance with Section 7. Any other notice by the Optionee to the Corporation shall be similarly addressed, and any certificates or notices to be delivered to the Optionee shall be addressed as set forth beneath the Optionee's signature hereto or as the Optionee may otherwise notify the Corporation in writing.

  7. Payment. Payment by the Optionee upon exercise of an option granted under Section 2 may be made in cash or, in the case of an exercise with respect to at least 100 shares, in shares of common stock of the Corporation that have been owned by the Optionee for at least one year prior to the date of exercise, at the fair market value per share on the date of exercise.

  8. Taxes. It shall be a condition to delivery by the Corporation of certificates for shares under Section 6 that adequate provision has, in the judgment of the Corporation, been made for payment of any taxes which may be required to be withheld pursuant to any applicable law.

  9. Succession. This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns; and shall be binding upon and, to the extent permitted by the provisions of the Program, shall inure to the benefit of the Optionee and, in the event of the Optionee's death, to such person or persons (including the Optionee's Beneficiary) as shall have acquired the Optionee's rights hereunder by beneficiary designation, by will or the laws of descent and distribution applicable to the Optionee's estate, but shall not otherwise be transferable or assignable by any of them.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

AMOCO CORPORATION



BY ________________________  _______________________________
   H. L. FULLER                         ENRIQUE J. SOSA

                    Home Address:  _____________________________

                                   _____________________________

                                                        Exhibit C

Compensation Period           Applicable Rate of Income

March 17, 2000 -                     $1,039,100
March 16, 2001

March 17, 2001-                         923,700
March 16, 2002

March 17, 2002-                         808,200
March 16, 2003

March 17, 2003-                         750,500
March 16, 2004

March 17, 2004-                         692,800
March 16, 2005

                                   Amoco Corporation
                                   200 East Randolph Drive
                                   Post Office Box 87703
                                   Chicago Illinois  60680-0703
                                   312-856-6621
R. Wayne Anderson
Senior Vice President

October 28, 1996

Personal and Confidential

Enrique J. Sosa, MC 3000

Dear Enrique:

The Compensation and Organization Committee recently approved modifications to the Bonus Deferral Plan to permit Section 16 officers to switch balances in their deferred bonus accounts from cash to share units and from share units to cash once in any twelve month period. The C & OC also approved similar changes to the Deferred Sign-On Bonus Agreement dated September 25, 1995 (the "Agreement") between you and the Corporation. This letter serves as an amendment to the Agreement with respect to the changes approved by the C & OC.

The last sentence of Section 3 of the Agreement is deleted and replaced with the following:

      Executive shall be permitted to switch all or part of the Sign-On Bonus between investment alternatives within the Executive's Account once in any twelve month period. The twelve month period shall commence on the date the Executive elects to switch all or a part of the Sign-On Bonus between investment alternatives and end on the date twelve months after such election.

If you are in agreement with the terms of this amendment to the Agreement, please sign both copies of this letter, return one signed copy to me and retain the other signed copy for your records.

Very truly yours,

Wayne

                         Agreed to this 25 day of October, 1996

                         _____Enrique Sosa_______
                              Enrique J. Sosa

RESTRICTED STOCK AGREEMENT UNDER THE 1991 INCENTIVE PROGRAM OF
AMOCO CORPORATION AND ITS PARTICIPATING SUBSIDIARIES

(As approved April 23, 1991)

     Restricted Stock Agreement dated October 2, 1995 (this
"Agreement") between Amoco Corporation (the "Corporation") and
Enrique J. Sosa ("Participant").

     WHEREAS, the Corporation, pursuant to the authority and approval of its shareholders, adopted, effective April 23, 1991, the 1991 Incentive Program of Amoco Corporation and its
Participating Subsidiaries (the "Program"); and

     WHEREAS, the participant has been designated as an eligible employee to whom restricted shares may be granted under the Program.

     NOW, THEREFORE, in consideration of services to be rendered by the Participant to the Corporation and/or one or more of the Participating Subsidiaries and the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree as follows:

1. Program. All of the terms, conditions and provisions of the Program are incorporated herein by reference. All capitalized terms used herein and not otherwise defined shall have the same meanings as set forth in the Program.

2. Restricted Shares. The Participant is hereby granted, as additional compensation for services to be rendered to the Corporation and/or one or more of the Participating Subsidiaries, thirty-five thousand (35,000) restricted shares of the Corporation's common stock, subject to the terms and conditions contained in this Agreement. These shares are referred to in this Agreement as "Restricted Shares" during the applicable Restriction Period (as hereinafter defined). Certificates representing the Restricted Shares will be held for the Participant's account by Amoco Corporation (the "Custodian") until the end of the Restriction Period.

3. Shareholder Status. Effective upon the date that the Restricted Shares are registered in the Participant's name on the records of the Corporation, the Participant will be a holder of record of the Restricted Shares and will have all rights of a shareholder with respect to such shares (including the right to vote such shares at any meeting of shareholders of the Corporation and the right to receive all dividends paid with respect to such shares), subject only to the terms and conditions imposed by this Agreement.

4. Effect of Changes in Capitalization. In the event of a reorganization, recapitalization, stock split, stock dividend, exchange of shares, combination of shares, merger, consolidation or any other change in corporate structure of the Corporation affecting the Corporation's shares of common stock, an appropriate adjustment will be made in respect of the Restricted Shares. Any new, additional or different shares or securities issued as the result of such an adjustment will be registered in the Participant's name on the records of the Corporation and held by the Custodian and will be deemed included within the term "Restricted Shares".

5. Change of Custodian. In the event of any change of Custodian, the Corporation will notify each Participant for whom stock certificates have been issued of the name of the new Custodian.

6.   Lapse of Restrictions.

     (a)  All restrictions set forth in paragraph 7 below will
lapse in their entirety on the earliest of:  (1)

                    (1)  October 2, 2000;

                    (2)  the effective date of the Participant's
               termination of employment by the Company for any reason other than Cause, as defined in Section
               8(a) below;

                    (3)  the effective date of the Participant's
               termination from employment from the Company or a Participating Subsidiary for Good Reason, as defined in Section 7 (b) below; or

                    (4) the effective date of termination of the Participant's employment with the Corporation or one of its Participating Subsidiaries in the event of the Participant's death or Total Disability.

          (b) As soon as practicable after the restrictions with respect to the Restricted Shares lapse at the end of the period set forth in Section 6(a) above (the
          "Restriction Period"), the Custodian will deliver to the Participant or the Participant's legal representative in case of death, the certificate or certificates for such shares free of further restrictions. The Participant, and the Participant's legal representative in case of death, agree to pay the Corporation or the appropriate participating subsidiary within two weeks of being billed therefore such amounts as the Corporation or the appropriate
          Participating Subsidiary determines it is required to withhold with respect to the Restricted Shares or the lapse of restrictions thereon for income tax purposes.

7.   Restrictions.

          (a) In the event that the Participant's employment with the Corporation or one of its Participating Subsidiaries terminates during the period in which the restrictions set forth in paragraph 6 apply to the Restricted Shares
          (the "Restricted Period"), due to voluntary resignation from the Corporation and its Participating Subsidiaries by the Participant or termination for Cause, such Restricted Shares shall be forfeited to the Corporation or the appropriate Participating Subsidiary.

          (b)  None of the Restricted Shares, nor the
          Participant's interest in any of the Restricted Shares, may be sold, assigned, transferred, pledged or otherwise disposed of or encumbered at any time during the Restriction Period applicable to any installment of Restricted Shares. In the event of any such action, such installment of Restricted Shares shall be forfeited to the Corporation or the appropriate Participating Subsidiary upon delivery to the Participant of notice of forfeiture. Such forfeiture shall be effective upon such event, and the Participant agrees to repay to the Corporation all dividends, if any, paid after such event with respect to the forfeited shares.

          (c) If the Participant at any time forfeits any or all of the Restricted Shares pursuant to this Agreement, the Participant agrees that the certificate or certificates for such Restricted Shares will be delivered by the Custodian to the Corporation or the appropriate Participating Subsidiary. All of the Participant's rights to and interest in the Restricted Shares shall terminate upon forfeiture without payment of consideration.

          (d) The Participant recognizes that under the provisions of Section 83(b) of the Internal Revenue Code of 1986, as amended, the Participant has the right to elect to include in gross income, for the taxable year in which the Restricted Shares are granted, the fair market value of such Restricted Shares at the time of transfer into the Participant's name (determined without regard to any of the restrictions set forth in this Agreement) rather than include in gross income the future value of such Restricted Shares at such time as the restrictions may lapse. The Participant agrees to waive the right to make such an election, and if such an election is made, all Restricted Shares issued in the Participant's name shall be forfeited to the Corporation or the appropriate Participating Subsidiary.

          (e) The Participant agrees to sign and deliver to the Corporation an acceptance and stock power relating to the Restricted Shares, and acknowledges and agrees that if any or all of the Restricted Shares are forfeited hereunder at any time during the Restriction Period, the Corporation shall direct the Transfer Agent and Registrar of the Corporation's common stock to make appropriate entries upon the records showing the cancellation of the certificate or certificates for such Restricted Shares and to return the Restricted Shares to the Corporation. Such acceptance and stock power will be returned to the Participant upon the lapse of restrictions on all installments of Restricted Shares. Execution of the acceptance and stock power by the Participant constitutes acceptance of the Restricted Shares upon the terms and conditions contained in this Agreement and acceptance of and agreement to the terms and conditions of this Agreement.

          (f) Determination as to whether an event has occurred resulting in the forfeiture of or lapse of restrictions on Restricted Shares, in accordance with this Agreement, shall be made by the Compensation and Organization Committee according to the terms of the 1991 Program and all determinations of the Committee shall be final and conclusive.

8.   Definitions.

          (a) For purposes of this Agreement, "Cause" shall mean willful misconduct, gross negligence, gross dereliction of duty, gross incompetence in the performance of Participant's duties, or engaging in any conduct which constitutes a felony.

          (b) For purposes of this Agreement, "Good Reason" shall have the same meaning as it has in any written Employment Agreement between Amoco Corporation and the Executive. If no such written Employment Agreement is in effect, "Good Reason" shall mean termination by the Participant of his employment as a consequence of (i) a material diminution by the Corporation or applicable Participating Subsidiary of Participant's duties, responsibilities, authorities or compensation unless agreed to by the Participant, or, (ii) failure of the Corporation or appropriate Participating Subsidiary to obtain a contractual commitment from any successor to employ Participant in the same or equivalent capacity and at the same or equivalent compensation and benefits following a sale or transfer of all or substantially all of the Corporation's assets or all or substantially all of the assets of Amoco Chemical Company.

9.   Notices.

          (a) Any notice to the Corporation or a Participating Subsidiary pursuant to any provision of the Agreement will be deemed to have been delivered when delivered in person or when deposited in the local mail, addressed to
          D. H. Clement, Supervisor - Executive Compensation Administration, Amoco Corporation, 200 East Randolph Drive, Chicago, Illinois 60601, or such other address as the Corporation may from time to time designate in writing.

          (b) Any notice or demand pursuant to any provision of this Agreement will be deemed to have been delivered to the Participant when delivered in person or when deposited in the United States mail, addressed to the Participant at the address given on the shareholders records of the Corporation or such other address as the Participant may from time to time designate in writing in accordance with this Agreement.

     IN WITNESS WHEREOF, the Corporation or a Participating
Subsidiary has caused this Agreement to be executed as of the date first above written and Participant has caused the acceptance and stock power to be executed on the date indicated therein.



AMOCO CORPORATION

BY:   H. L. FULLER____________
      H. L. FULLER                      ENRIQUE J. SOSA

Acceptance and Stock Power

I acknowledge acceptance of the shares of common stock of Amoco Corporation, granted to me on October 2, 1995, under the 1991 Incentive Program of Amoco Corporation and its Participating Subsidiaries and held by Amoco Corporation as Custodian or such other entity as the Amoco Corporation Directors' Compensation and Organization Committee may appoint as Custodian from time to time, subject to the terms of the related Restricted Stock Agreement dated October 2, 1995, and provide the following stock power as contemplated by such Agreement. I acknowledge that I have received and read a copy of the Restricted Stock Agreement, and agree to the terms and conditions of the Restricted Stock Agreement.

For value received, I hereby sell, assign and transfer unto
_________________________________________________________________
____________________________________________________ shares of common stock of Amoco Corporation, standing in my name on the books of said corporation represented by Certificate

Nos.______________________________________________________________
herewith and do irrevocable constitute and appoint________________ attorney to transfer said stock on the books of said corporation with full power of substitution in the premises.



Date: ______10/3/95________        _______Enrique Sosa___________
                                         (Signature)



                                   _______Enrique Sosa___________
                                         (Print Name Here)



Instructions: Please date, sign and print your name in the spaces provided in this form, which serves the dual purposes of acknowledging your acceptance of the Restricted Shares and agreeing to the terms and conditions of the related Restricted Stock Agreement, and giving a Stock Power relating to those shares in the event of their forfeiture. You need not fill in the Stock Power, which the Custodian will complete, as appropriate, should a forfeiture occur. Kindly return this form promptly in the envelope provided.

                  STOCK OPTION AGREEMENT UNDER
                  THE 1991 INCENTIVE PROGRAM OF
      AMOCO CORPORATION AND ITS PARTICIPATING SUBSIDIARIES
                  (As approved April 23, 1991)


Agreement dated March 26, 1996 between AMOCO CORPORATION, (the
"Corporation") and ENRIQUE J. SOSA (the "Optionee").

WHEREAS, the Corporation, pursuant to the authority and approval of its shareholders, adopted, effective April 23, 1991, the 1991 Incentive Program of Amoco Corporation and its Participating Subsidiaries (the "Program") for the purpose of furthering the interests of the Corporation and its shareholders by providing additional incentives for key, managerial, and other salaried employees who possess valuable experience and skills and giving such employees an interest in the Corporation parallel to that of the shareholders so as to enhance the proprietary and personal interest of such employees in the Corporation's continued success and progress; and

 WHEREAS, the Optionee has been designated as an eligible employee to whom an option may be granted.

 NOW, THEREFORE, in consideration of the services to be rendered by the Optionee and the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree as follows:

1. Program. All of the terms, conditions and provisions of the Program are incorporated herein by reference. All capitalized terms used herein and not otherwise defined shall have the same meanings as set forth in the Program.

2. Nonqualified Stock Option. The Corporation grants to the Optionee, as a matter of separate inducement and agreement in connection with the Optionee's employment by the Corporation or one of its participating subsidiaries, for a period of ten years from the date of this Agreement, options, not intended as an incentive or statutory stock options, to purchase all or any part of an aggregate of 50,000 shares of common stock of the Corporation at a purchase price of $73.2500 per share.

3. Exercise. Except as otherwise provided in the Program and this Agreement, one-half of the total number of options granted under Section 2 shall become exercisable in whole or in part after the expiration of one year from the date of this agreement. The remaining options granted under Section 2 shall become exercisable in whole or in part after the expiration of two years from the date of this Agreement. No options shall be exercisable if exercise or delivery of shares upon exercise would constitute a violation of any federal or state securities or other valid regulation.

4. Employment.

      (a) Except as otherwise provided in the Program or this Agreement, an option granted under Section 2 shall be exercisable only if the Optionee remains in the service of the Corporation or of a participating subsidiary continuously until the expiration of the applicable period set forth in Section 3, at such rate or rates of compensation as shall be determined from time to time by the Corporation or as provided in any employment agreement between the Optionee and the Corporation or such participating subsidiary, as the case may be; but except as may be provided in any employment agreement between the Optionee and the Corporation, nothing herein shall be deemed to limit or restrict the right of the Corporation or of such participating subsidiary to terminate the Optionee's employment at any time for any reason.

     (b) If the Optionee's employment is terminated prior to September 30, 2000 for any reason other than Cause, as defined in Section 5, or if the Optionee
      terminates his employment prior to September 30, 2000 for Good Reason, as defined below, the options granted under Section 2 shall become immediately exercisable in whole or in part for the full grant period set forth in Section 2. For purposes of this Agreement, "Good Reason" shall have the same meaning as it has in any written Employment Agreement between Amoco Corporation and the Optionee. If no such written Employment Agreement is in effect, "Good
      Reason" shall mean termination by the Optionee of his employment as a consequence of (i) a material diminution by the Corporation or applicable
      participating subsidiary of Optionee's duties, responsibilities, authorities or compensation unless agreed to by the Optionee, or, (ii) failure of the Corporation or appropriate participating subsidiary to obtain a contractual commitment from any successor to
      employ Optionee in the same or equivalent capacity    and
      at the same or equivalent compensation and benefits following a sale or transfer of all or substantially all of the Corporation's assets or all or substantially all of the assets of Amoco Chemical Company.

     (c) Notwithstanding anything in this Agreement to the contrary, an option granted under Section 2 shall be exercisable only if the Optionee, while employed by the Corporation or a participating subsidiary, or while all or any portion of an option granted under
      Section 2 remains in effect, does not engage in any activity prejudicial in the judgment of the Compensation and Organization Committee or Human Resources Committee, as appropriate, to the interests of the Corporation or any of its subsidiaries.

  5. Termination of Employment. An option granted under Section 2 shall expire ten years from the date of this Agreement unless otherwise terminated at an earlier date pursuant to the provisions of the Program or this Agreement. In the event of the death of the Optionee during employment by the Corporation or a participating subsidiary or the Optionee becomes Totally Disabled, after completing the applicable period of continuous employment required by Section 4(a), an option granted under Section 2 shall expire at the earlier of ten years from the date of this Agreement or three years from the date of death. Termination of employment with the Corporation for Cause or voluntary resignation, prior to September 30, 2000, will result in cancellation of the option granted under Section 2 as of the Optionee's termination date. For purposes of this Agreement, "Cause" shall mean willful misconduct, gross incompetence in the performance of the Optionee's duties, or engaging in any conduct which constitutes a felony.

  6. Notice of Exercise. Subject to the terms, conditions and provisions of this Agreement and the Program, the Optionee from time to time may exercise an option granted under
   Section 2 to purchase all or any part of the shares of common stock subject thereto by written notice to the Corporation identifying the option to be exercised and specifying the number of shares of stock to be purchased thereunder, addressed to: D. H. Clement, Supervisor-Executive Compensation Administration, Amoco Corporation, 200 East Randolph Drive, Chicago, Illinois 60601, or to any other person at such address as the Corporation may notify the Optionee in writing,accompanied by full payment of the purchase price of said shares in accordance with Section 7. Any other notice by the Optionee to the Corporation shall be similarly addressed, and any certificates or notices to be delivered to the Optionee shall be addressed as set forth beneath the Optionee's signature hereto or as the Optionee
   may    otherwise notify the Corporation in writing.

  7. Payment. Payment by the Optionee upon exercise of an option granted under Section 2 may be made in cash or, in the case of an exercise with respect to at least 100 shares, in shares of common stock of the Corporation that have been owned by the Optionee for at least one year prior to the date of exercise, at the fair market value per share on the date of exercise.

  8. Taxes. It shall be a condition to delivery by the Corporation of certificates for shares under Section 6 that adequate provision has, in the judgment of the Corporation, been made for payment of any taxes which may be required to be withheld pursuant to any applicable law.

  9. Succession. This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns; and shall be binding upon and, to the extent permitted by the provisions of the Program, shall inure to the benefit of the Optionee and, in the event of the Optionee's death, to such person or persons (including the Optionee's Beneficiary) as shall have acquired the Optionee's rights hereunder by beneficiary designation, by will or the laws of descent and distribution applicable to the Optionee's estate, but shall not otherwise be transferable or assignable by any of them.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

AMOCO CORPORATION



BY H. L. FULLER____________  _____ENRIQUE SOSA______________
   H. L. FULLER                         ENRIQUE J. SOSA

                         Home Address:  __132 E. DELAWARE________

                                        __CHICAGO, IL 60611______

                  STOCK OPTION AGREEMENT UNDER
                  THE 1991 INCENTIVE PROGRAM OF
      AMOCO CORPORATION AND ITS PARTICIPATING SUBSIDIARIES
                  (As approved April 23, 1991)


Agreement dated October 2, 1995 between AMOCO CORPORATION, (the
"Corporation") and ENRIQUE J. SOSA (the "Optionee").

WHEREAS, the Corporation, pursuant to the authority and approval of its shareholders, adopted, effective April 23, 1991, the 1991 Incentive Program of Amoco Corporation and its Participating Subsidiaries (the "Program") for the purpose of furthering the interests of the Corporation and its shareholders by providing additional incentives for key, managerial, and other salaried employees who possess valuable experience and skills and giving such employees an interest in the Corporation parallel to that of the shareholders so as to enhance the proprietary and personal interest of such employees in the Corporation's continued success and progress; and

 WHEREAS, the Optionee has been designated as an eligible employee to whom an option may be granted.

 NOW, THEREFORE, in consideration of the services to be rendered by the Optionee and the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree as follows:

1. Program. All of the terms, conditions and provisions of the Program are incorporated herein by reference. All capitalized terms used herein and not otherwise defined shall have the same meanings as set forth in the Program.

2. Nonqualified Stock Option. The Corporation grants to the Optionee, as a matter of separate inducement and agreement in connection with the Optionee's employment by the Corporation or one of its participating subsidiaries, for a period of ten years from the date of this Agreement, options, not intended as an incentive or statutory stock options, to purchase all or any part of an aggregate of 50,000 shares of common stock of the Corporation at a purchase price of $63.875 per share.

3. Exercise. Except as otherwise provided in the Program and this Agreement, one-half of the total number of options granted under Section 2 shall become exercisable in whole or in part after the expiration of one year from the date of this Agreement. The remaining options granted under Section 2 shall become exercisable in whole or in part after the expiration of two years from the date of this Agreement. No options shall be exercisable if exercise or delivery of shares upon exercise would constitute a violation of any federal or state securities or other valid regulation.

4. Employment.

      (a) Except as otherwise provided in the Program or this Agreement, an option granted under Section 2 shall be exercisable only if the Optionee remains in the service of the Corporation or of a participating subsidiary continuously until the expiration of the applicable period set forth in Section 3, at such rate or rates of compensation as shall be determined from time to time by the Corporation or as provided in any employment agreement between the Optionee and the Corporation or such participating subsidiary, as the case may be; but except as may be provided in any employment agreement between the Optionee and the Corporation, nothing herein shall be deemed to limit or restrict the right of the Corporation or of such participating subsidiary to terminate the Optionee's employment at any time for any reason.

      (b) If the Optionee's employment is terminated prior to September 30, 2000 for any reason other than Cause, as defined in Section 5, or if the Optionee terminates his employment prior to September 30, 2000 for Good Reason, as defined below, the options granted under Section 2 shall become immediately exercisable in whole or in part for the full grant period set forth in Section 2. For purposes of this Agreement, "Good Reason" shall have the same meaning as it has in any written Employment Agreement between Amoco Corporation and the Optionee. If no such written Employment Agreement is in effect, "Good Reason" shall mean termination by the Optionee of his employment as a consequence of (i) a material diminution by the Corporation or applicable participating subsidiary of Optionee's duties, responsibilities, authorities or compensation unless agreed to by the Optionee, or, (ii) failure of the Corporation or appropriate participating subsidiary to obtain a contractual commitment from any successor to employ Optionee in the same or equivalent capacity and at the same or equivalent compensation and benefits following a sale or transfer of all or substantially all of the Corporation's assets or all or substantially all of the assets of Amoco Chemical Company.

      (c) Notwithstanding anything in this Agreement to the contrary, an option granted under Section 2 shall be exercisable only if the Optionee, while employed by the Corporation or a participating subsidiary, or while all or any portion of an option granted under Section 2 remains in effect, does not engage in any activity prejudicial in the judgment of the Compensation and Organization Committee or Human Resources Committee, as appropriate, to the interests of the Corporation or any of its subsidiaries.

  5. Termination of Employment. An option granted under Section 2 shall expire ten years from the date of this Agreement unless otherwise terminated at an earlier date pursuant to the provisions of the Program or this Agreement. In the event of the death of the Optionee during employment by the Corporation or a participating subsidiary or the Optionee becomes Totally Disabled, after completing the applicable period of continuous employment required by Section 4(a), an option granted under Section 2 shall expire at the earlier of ten years from the date of this Agreement or three years from the date of death. Termination of employment with the Corporation for Cause or voluntary resignation, prior to September 30, 2000, will result in cancellation of the option granted under Section 2 as of the Optionee's termination date. For purposes of this Agreement, "Cause" shall mean willful misconduct, gross incompetence in the performance of the Optionee's duties, or engaging in any conduct which constitutes a felony.

  6. Notice of Exercise. Subject to the terms, conditions and provisions of this Agreement and the Program, the Optionee from time to time may exercise an option granted under
   Section 2 to purchase all or any part of the shares of common stock subject thereto by written notice to the Corporation identifying the option to be exercised and specifying the number of shares of stock to be purchased thereunder, addressed to: D. H. Clement, Supervisor-Executive Compensation Administration, Amoco Corporation, 200 East Randolph Drive, Chicago, Illinois 60601, or to any other person at such address as the Corporation may notify the Optionee in writing, accompanied by full payment of the purchase price of said shares in accordance with Section 7. Any other notice by the Optionee to the Corporation shall be similarly addressed, and any certificates or notices to be delivered to the Optionee shall be addressed as set forth beneath the Optionee's signature hereto or as the Optionee may otherwise notify the Corporation in writing.

  7. Payment. Payment by the Optionee upon exercise of an option granted under Section 2 may be made in cash or, in the case of an exercise with respect to at least 100 shares, in shares of common stock of the Corporation that have been owned by the Optionee for at least one year prior to the date of exercise, at the fair market value per share on the date of exercise.

  8. Taxes. It shall be a condition to delivery by the Corporation of certificates for shares under Section 6 that adequate provision has, in the judgment of the Corporation, been made for payment of any taxes which may be required to be withheld pursuant to any applicable law.

  9. Succession. This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns; and shall be binding upon and, to the extent permitted by the provisions of the Program, shall inure to the benefit of the Optionee and, in the event of the Optionee's death, to such person or persons (including the Optionee's Beneficiary) as shall have acquired the Optionee's rights hereunder by beneficiary designation, by will or the laws of descent and distribution applicable to the Optionee's estate, but shall not otherwise be transferable or assignable by any of them.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

AMOCO CORPORATION



BY H. L. FULLER____________  _____ENRIQUE SOSA______________
   H. L. FULLER                         ENRIQUE J. SOSA

                    Home Address:  __132 E. DELAWARE_- Unit 5502

                                   __CHICAGO, IL 60611__________

              DEFERRED SIGN-ON BONUS AGREEMENT

This Deferred Sign-on Agreement (hereinafter the "Agreement") is made by and between Amoco Corporation, an Indiana corporation
(hereinafter referred to as the "Corporation") and Enrique J.
Sosa (hereinafter referred to as the "Executive").

1.   SIGN-ON BONUS.

     The Corporation agrees to pay to Executive a sign-on bonus in consideration of his commencement of employment with the Corporation as Executive Vice President--Chemicals Sector, in the amount of Five Hundred Thousand Dollars ($500,000.00), to be payable in accordance with the terms and conditions of this Agreement.

2.   DEFINITIONS.

     The following terms used herein shall have the following meanings:

          (a) "Dividend Equivalent"--the entry in a deferred compensation account of a dividend credit with respect to a Share Unit, each Dividend Equivalent being equal to the dividend paid from time to time on a Share.

          (b) "Share"--a share of the Corporation's common stock without par value and any share or shares of stock of the Corporation hereafter issued or issuable in substitution or exchange for each such share.

          (c) "Share Unit"--the entry in a deferred compensation account of a credit equal to one Share.

3.   DEFERRED COMPENSATION ACCOUNT.

     A deferred compensation account shall be maintained for the Executive ("Executive's Account"). The Sign-on Bonus shall be credited to Executive's Account on October 2, 1995 as set forth below. Such amounts, along with interest and Dividend Equivalents credited to Executive's Account shall constitute vested rights to deferred payment.

                $500,000 Cash
                $  -0-   Share Units

     Such amounts may not be changed between deferral in cash or share units at any time.

4.   SHARE UNITS.

     Share Units shall be credited to Executive's Account promptly upon the execution of this Agreement by both parties. The value of Share Units for the purposes of crediting the account and periodic Dividend Equivalents shall be the average of the high and low prices for Shares as reported on the New York Stock Exchange on the last trading day on which Shares were traded preceding the date on which this Agreement was executed by both parties or the applicable dividend payment date, as the case may be. Any fractional Share Units shall be carried forward and credited to Executive's Account in conjunction with subsequent fractional Share Units on Dividend Equivalents. The number of Share Units in the account shall be adjusted to give effect to any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend, or through recapitalization resulting in a stock split, combination or exchange of Shares of the Corporation, or the like.


     Share Units shall not entitle Executive or any other person to the rights of a shareholder.

5.   DIVIDEND EQUIVALENTS.

     Until payment in accordance with Section 7, Executive's Account credited with Share Units shall be credited on dividend payment dates with Dividend Equivalents. On any dividend payment date when cumulative Dividend Equivalents in Executive's Account shall equal or exceed the value of a full Share Unit, such Dividend Equivalents shall be credited to such account in a full Share Unit. Fractional share units shall also be maintained.

6.   INTEREST.

     Until payment in accordance with Section 7, Executive's Account deferred in cash shall accrue interest during any calendar month at a rate equal to the prime rate of The First National Bank of Chicago in effect on the first business day of such month. Interest shall be compounded monthly.

7.   PAYMENT OF DEFERRED COMPENSATION.

          (a) Executive shall be entitled to receive in cash all deferred compensation credited to his Account to be payable in a lump sum (less taxes, if any, required to be withheld by the Federal or any state or local government and paid over to such government for the Executive) within thirty (30) days following his termination from employment with the Corporation or one of its wholly-owned subsidiaries. All amounts paid to Executive shall be valued as of the effective date of his termination. Amounts deferred in Share Units shall be based on the average of the high and low prices of Shares as reported on the New York Stock Exchange for the effective date of Executive's termination. Payment of deferred compensation in Executive's account may not be made in shares.

          (b) No withdrawal or other payout of all or a portion of the Executive's Account may be made from Executive's
          Account except as provided in this Section 7.

          (c) In the event of Executive's death, the Executive's designated beneficiary shall continue to receive payment according to the Executive's election. In the absence of a designated beneficiary, the balance in the Executive's Account shall be determined as of the date of death, and such balance shall be paid in a single payment to the Executive's estate as soon as reasonably possible thereafter.

8.   VALUE OF DEFERRED COMPENSATION ACCOUNTS.

     The value of the Executive's Account shall consist of the portion of the sign-on bonus deferred in the form of cash or Share Units and the interest or Dividend Equivalents described in Sections 5 and 6. All deferred cash credits to an account shall earn interest for the period from the date credited to the date of withdrawal. As promptly as practicable following the close of each calendar year a statement will be sent to Executive as to the balance in his Account as of the end of such year.

9.   EXECUTIVE'S RIGHT UNSECURED.

     No fund is to be created to meet payment obligations under this Agreement, and the right of the Executive to receive any unpaid portion of his Account shall be an unsecured claim against the general assets of the Corporation.

10.  NON-ASSIGNABILITY.

     The right of Executive to receive payment from his Account shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation, except that he may designate, on forms provided by the Corporation, a beneficiary to receive the Account balance in the event of his death.



Executed this 25 day of September, 1995.


AMOCO CORPORATION



By:  _____H. L. Fuller_______      ___Enrique Sosa______________
          H. L. Fuller                Enrique J. Sosa